Capital City Bank Group, Inc.

Reports First Quarter 2024

Results
TALLAHASSEE, Fla.

(April 22, 2024) – Capital City Bank Group, Inc. (NASDAQ: CCBG) today reported net income attributable
to common shareowners of $12.6 million, or $0.74 per diluted share, for the first quarter of 2024

compared to $11.7 million, or $0.70
per diluted share, for the fourth quarter of 2023, and $13.7 million, or $0.

80 per diluted share, for the first quarter of 2023.
QUARTER HIGHLIGHTS (1
st

Quarter 2024

versus 4
th

Quarter 2023)
Income Statement
●
Tax-equivalent

net interest income totaled $38.4 million compared

to $39.3 million for the prior quarter reflective of one less calendar day and higher deposit cost – total deposit cost increased

19 basis points to 85 basis points – net interest margin
decreased six basis points to 4.01%
●
Stable credit quality metrics and lower loan

growth drove a $1.1

million reduction in credit loss provision

- net loan charge-offs
were 22 basis points (annualized) of

average loans – allowance coverage ratio of 1.07%
●
Noninterest income increased

$0.9 million, or 5.5%, due to higher mortgage banking revenues and wealth management fees
●
Noninterest expense was well controlled

with a $0.2 million, or 0.5%, increase for the quarter

Balance Sheet
●
Loan balances grew $17.4 million, or

0.6% (average), and declined $2.7 million, or 0.1% (end of period)
●
Deposit balances increased by $28.0 million,

or 0.8% (average), and decreased $47.0 million,

or 1.3% (end of period)
●
Tangible

book value per diluted share (non-GAAP financial measure)

increased $0.52, or 2.5% - accumulated other
comprehensive loss remained

stable
●
Repurchased 82,540 shares

of common stock
“Overall, we are pleased with the first quarter as we realized solid earnings and capital growth,” said William G. Smith, Jr.,
Chairman, President, CEO of Capital City Bank Group.

“Credit quality remained stable, average deposits grew,

and the dividend
increased 5 percent. While the operating environment remains challenging, we believe we are well positioned and have strategies in
place to achieve a solid year of performance.”

Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the first quarter of 2024

totaled $38.4 million, compared to $39.3 million for the fourth quarter of 2023, and $40.5 million for the first quarter of 2023.

Compared to both prior periods, the decline was primarily
attributable to an increase in deposit interest expense, partially offset by higher loan interest income.

The increase in deposit interest
expense was primarily attributable to higher average money market balances and to a lesser extent certificates

of deposit (“CD”)
balances and reflected a combination of re-mix from other deposit categories and higher rates for these products.

The increase in
loan interest income reflected existing loans re-pricing at higher rates and new loan volume at higher rates.

Further, the first quarter
of 2024 had one less calendar day compared to the fourth quarter of 2023 and one additional calendar day compared to the first
quarter of 2023.

Our net interest margin for the first quarter of 2024 was 4.01%, a decrease of six basis points from the fourth quarter of 2023 and a
decrease of three basis points from the first quarter of 2023.

The decrease compared to both prior periods primarily reflected higher deposit cost related to re-mix within the deposit base and higher rates paid on deposits, partially offset by higher yields from new loan volume and loan repricing at higher rates.

For the first quarter of 2024, our cost of funds was 88 basis points, an increase of 15 basis points over the fourth quarter of 2023 and an increase of 53 basis points over the first quarter of 2023.

Our cost of deposits
(including noninterest bearing accounts) was 85 basis points, 66 basis points,

and 26 basis points, respectively,

for the same periods.

Provision for Credit Losses

We recorded

a provision for credit losses of $0.9 million for the first quarter of 2024 compared to $2.0 million for the fourth quarter
of 2023 and $3.1 million for the first quarter of 2023.

The decrease in the provision compared to both prior periods was primarily attributable to a lower level of reserves required for new loans, favorable loan grade migration, and lower loss rates.

We discuss the
allowance for credit losses further below.
Noninterest Income and Noninterest

Expense
Noninterest income for the first quarter of 2024 totaled $18.1 million compared to $17.2 million for the fourth quarter of 2023 and
$17.8

million for the first quarter of 2023.

The $0.9 million increase over the fourth quarter of 2023 was due to a $0.5 million increase in mortgage banking revenues and a $0.4 million increase in wealth management fees.

Compared to the first quarter of
2023, the $0.3 million increase was primarily attributable to higher wealth management fees of $0.7 million partially offset by lower
other income of $0.3 million.

For both prior period comparisons, the increase in mortgage banking revenues reflected a higher
volume of rate locks and third-party loan sales.

A combination of higher trust fees, retail brokerage fees, and insurance commissions drove the increase in wealth management fees over the fourth quarter of 2023.

Higher retail brokerage fees of $0.4
million and trust fees of $0.2 million drove the increase over the first quarter of 2023.

The decrease in other income was primarily
due to lower loan servicing income and miscellaneous income.

Noninterest expense for the first quarter of 2024 totaled $40.2 million compared to $40.0 million for the fourth quarter of 2023 and
$37.7

million for the first quarter of 2023.

The $0.2 million increase over the fourth quarter of 2023 reflected a $0.6 million increase in compensation expense that was partially offset

by decreases in occupancy expense of $0.1 million and other expense of
$0.3 million.

The increase in compensation expense was primarily attributable to higher payroll taxes (annual re-set) and 401k plan
matching expense.

Compared to the first quarter of 2023, the $2.5

million increase reflected higher other expense as we realized a
$1.8 million gain from the sale of other real estate (banking offic

e) in the first quarter of 2023.

Further, compensation expense was
$0.9 million higher primarily due to a lower level of realized loan cost (credit offset to salary expense) due to decreased new loan
production.

Income Taxes
We realized income

tax expense of $3.5 million (effective rate of 23.0%) for the first quarter of 2024 compared to $2.9 million
(effective rate of 20.3%) for the fourth quarter of 2023

and $3.7 million (effective rate of 21.3%) for the first quarter of

2023.

The
increase in our effective tax rate for the first quarter of 202

4

compared to both prior periods was primarily due to a lower level of tax benefit

accrued from an investment in a solar tax credit equity fund.

Absent discrete items or new tax credit investments, we
expect our annual effective tax rate to approximate 23%

for 2024.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $3.850 billion for the first quarter of 2024, an increase of $25.6 million,

or 0.7%, over the fourth
quarter of 2023, and a decrease of $213.1 million, or 5.2%, from the first quarter of 2023.

The variance for both prior period
comparisons was driven by change in deposit balances (see below – Deposits
).

Compared to both prior periods, the mix of earning
assets improved as overnight funds were utilized to fund loan growth.
Average loans

held for investment (“HFI”) increased $17.4 million, or 0.6%, over the fourth quarter of 2023 and $146.2 million, or
5.7%, over the first quarter of 2023.

Compared to both prior periods, the increase was primarily due to an increase in residential loans partially offset by a decline in consumer loans (primarily auto).

Period end loans decreased $2.7

million, or 0.1%, from the
fourth quarter of 2023 and increased $74.0 million, or 2.8%, over the first quarter of 2023.

The decrease from the fourth quarter of
2023 was primarily due to lower consumer (auto) loan portfolio balances partially offset by growth in residential loans.

Compared
to the first quarter of 2023, the increase reflected growth in residential loans and,

to a lesser extent,

commercial real estate loans
partially offset by lower consumer (auto) loan balances.
Allowance for Credit Losses
At March 31, 2024, the allowance for credit losses for HFI loans totaled $29.3 million compared to $29.9 million at December 31,
2023 and $26.8 million at March 31, 2023.

Activity within the allowance is provided on Page 9.

The decrease in the allowance
from December 31, 2023 was primarily due to favorable loan grade migration,

lower loss rates, and a combination of lower loan
balances and shift in mix within the portfolio.

Compared to March 31, 2023, the increase was primarily driven by loan growth.

At
March 31, 2024, the allowance represented 1.07% of HFI loans compared to 1.10% at December 31, 2023, and 1.01% at March 31,
2023.

Credit Quality
Overall credit quality remained stable.

Nonperforming assets (nonaccrual loans and other real estate) totaled $6.8 million at March
31, 2024 compared to $6.2 million at December 31, 2023 and $4.6 million at March 31, 2023.

At March 31, 2024, nonperforming
assets as a percent of total assets equaled 0.16%, compared to 0.15% at December 31,

2023 and 0.10% at March 31, 2023.

Nonaccrual loans totaled $6.8 million at March 31, 2024, a $0.6 million increase over December 31, 2023 and a $2.2 million
increase over March 31, 2023.

Further, classified loans totaled $22.3 million

at March 31, 2024, a $0.1 million increase over
December 31, 2023 and a $10.1 million increase over March 31, 2023.
Deposits
Average total

deposits were $3.577 billion for the first quarter of 2024, an increase of $28.0 million,

or 0.8%, over the fourth quarter
of 2023 and a decrease of $240.8 million, or 6.3%, from the first quarter of 2023.

Compared to the fourth quarter of 2023, the
increase reflected a higher average balance for public funds (municipal clients - primarily NOW accounts) which typically peak late
in the fourth quarter.

Further, we realized growth in both our money market

and CD balances which reflected a combination of
balances migrating from noninterest bearing and savings accounts,

in addition to receiving new deposits from existing and new
clients.

Compared to the first quarter of 2023, the decrease was primarily attributable to lower noninterest bearing and savings
accounts, partially offset by increases in money market

and CD balances.

The decrease in noninterest bearing and savings accounts
reflected a combination of consumer/business spend of pandemic related stimulus funds and rate sensitive clients seeking higher
yields,

partially offset by the aforementioned migration

to higher rate deposit products (money market and CD).

We continue to
closely monitor our cost of deposits and deposit mix as we manage through this higher interest rate environment.

Liquidity
The Bank maintained an average net overnight funds (deposits with banks plus

FED funds sold less FED funds purchased) sold
position of $140.5 million in the first quarter of 2024

compared to $99.8 million in the fourth quarter of 2023 and $361.0 million in the first quarter of 2023.

Compared to the fourth quarter of 2023,

the increase was driven by average deposit growth and investment portfolio run-off, partially offset by average

loan growth.

Compared to the first quarter of 2023, the decrease was attributable to lower average deposit balances and growth in our loan portfolio, partially offset by investment portfolio run-off.

At March 31, 2024, we had the ability to generate approximately $1.

542 billion (excludes overnight funds position of $231 million)
in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank
borrowings, the Federal Reserve Discount Window,

and brokered deposits.

We also view our

investment portfolio as a liquidity source as we have the option to pledge securities in our portfolio as collateral
for borrowings or deposits, and/or to sell selected securities in our portfolio

.

Our portfolio consists of debt issued by the U.S.
Treasury,

U.S. governmental agencies, municipal governments, and corporate entities.

At March 31, 2024, the weighted-average
maturity and duration of our portfolio were 2.76 and 2.39 years, respectively,

and the available-for-sale portfolio had a net
unrealized tax-effected loss of $26.0 million.

Capital
Shareowners’ equity was $448.3 million at March 31, 2024 compared to $440.6 million at December 31, 2023 and $403.3 million at
March 31, 2023.

For the first three months of 2024, shareowners’ equity was positively impacted by net income attributable to
shareowners of $12.6 million, net adjustments totaling $0.6 million related to transactions under our stock compensation plans,
stock compensation accretion of $0.4 million, and a $0.3 million increase in the fair value of the interest rate swap related to
subordinated debt.

Shareowners’ equity was reduced by a common stock dividend of $3.6 million

($0.21 per share), the repurchase
of stock of $2.3 million (82,540 shares), and a $0.3 million increase in the net unrealized loss on available for sale securities.
At March 31, 2024, our total risk-based capital ratio was 16.84% compared to 16.57% at December 31, 2023 and 15.29% at March
31, 2023.

Our common equity tier 1 capital ratio was 13.82%, 13.52%, and 12.40%, respectively,

on these dates.

Our leverage ratio
was 10.45%, 10.30%, and 9.09%, respectively,

on these dates.

At March 31, 2024, all our regulatory capital ratios exceeded the thresholds

to be designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible common equity ratio
(non-GAAP financial measure) was 8.53% at March 31, 2024 compared to 8.26% and

7.20% at December 31, 2023 and March 31,
2023,

respectively.

If our unrealized held-to-maturity securities losses of $21.6 million (after-tax)

were recognized in accumulated
other comprehensive loss, our adjusted tangible capital ratio would be

8.01%.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.3

billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 63 banking offices and 104 ATM

s/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements. The following factors, among others, could cause our actual results to differ: our ability to successfully
manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes; adverse
developments in the financial services industry generally,

such as bank failures and any related impact on depositor behavior; the effects of changes in the level of checking or savings account deposits and the competition for deposits on our funding costs, net
interest margin and ability to replace maturing deposits and advances,

as necessary; inflation, interest rate, market and monetary
fluctuations; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and the
potential effects of higher interest rates on our loan origination volumes; the effects of actions taken by governmental agencies to
stabilize the recent volatility in the financial system and the effectiveness of such actions; changes in monetary and fiscal policies of
the U.S. Government; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to
debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our
allowance for credit losses, deferred tax asset valuation and pension plan;

changes in our liquidity position; changes in accounting
principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a
diversified loan portfolio, including the risks of loan segments, geographic and industry concentrations; the strength of the United
States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay
dividends, the payment of which is subject to our capital requirements; changes in the securities and real estate markets; structural
changes in the markets for origination, sale and servicing of residential mortgages;

our ability to retain key personnel; the effect of
corporate restructuring, acquisitions or dispositions, including the actual restructuring and other related charges and the failure to
achieve the expected gains, revenue growth or expense savings from such corporate restructuring, acquisitions or dispositions; the
effects of natural disasters, harsh weather conditions (including hurricanes), widespread health emergencies (including pandemics, such as the COVID-19 pandemic), military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the impact of the restatement of our previously issued consolidated statements of cash flows for the years ended December 31, 2021 and 2022 and for the each of the three month periods ended March 31, 2022 and 2023, six month periods ended June 30, 2022 and 2023 and nine
month periods ended September 30, 2022 and 2023; any inability to implement and maintain effective internal control over financial
reporting and/or disclosure control or inability to remediate our existing material weaknesses in our internal controls deemed
ineffective; the willingness of clients to accept third-party products and services rather than our products and services and vice versa;
increased competition and its effect on pricing; technological changes;

the cost and effects of cybersecurity incidents or other
failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; the outcomes of
litigation or regulatory proceedings; negative publicity and the impact on our reputation; changes in consumer spending and saving
habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of
ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and

Exchange Commission; and our ability to
manage the risks involved in the foregoing.

Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the

Press Release, and we assume no obligation to
update forward-looking statements or the reasons why actual results could differ, except as may be required by

law.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We present a tangible

common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures

are useful to investors because it allows
investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Mar 31, 2023
Shareowners' Equity (GAAP) $ 448,314 $ 440,625 $ 419,706 $ 412,422 $ 403,260
Less: Goodwill and Other Intangibles (GAAP) 92,893 92,933 92,973 93,013 93,053
Tangible Shareowners' Equity (non-GAAP) A 355,421 347,692 326,733 319,409 310,207
Total Assets (GAAP) 4,259,922 4,304,477 4,138,287 4,391,206 4,401,762
Less: Goodwill and Other Intangibles (GAAP) 92,893 92,933 92,973 93,013 93,053
Tangible Assets (non-GAAP) B $ 4,167,029 $ 4,211,544 $ 4,045,314 $ 4,298,193 $ 4,308,709
Tangible Common Equity Ratio (non-GAAP) A/B 8.53% 8.26% 8.08% 7.43% 7.20%
Actual Diluted Shares Outstanding (GAAP) C 16,947,204 17,000,758 16,997,886 17,025,023 17,049,913
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 20.97 $ 20.45 $ 19.22 $ 18.76 $ 18.19

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended
(Dollars in thousands, except per share data) Mar 31, 2024 Dec 31, 2023 Mar 31, 2023
EARNINGS
Net Income Attributable to Common Shareowners $ 12,557 $ 11,720 $ 13,709
Diluted Net Income Per Share $ 0.74 $ 0.70 $ 0.80
PERFORMANCE
Return on Average Assets (annualized) 1.21% 1.12% 1.26%
Return on Average Equity (annualized) 11.07 10.69 13.76
Net Interest Margin 4.01 4.07 4.04
Noninterest Income as % of Operating Revenue 32.06 30.46 30.53
Efficiency Ratio 71.06% 70.82% 64.67%
CAPITAL ADEQUACY
Tier 1 Capital

15.67% 15.37% 14.23%
Total Capital

16.84 16.57 15.29
Leverage

10.45 10.30 9.09
Common Equity Tier 1 13.82 13.52 12.40
Tangible Common Equity
(1)
8.53 8.26 7.20
Equity to Assets 10.52% 10.24% 9.16%
ASSET QUALITY
Allowance as % of Non-Performing Loans 431.46% 479.70% 584.18%
Allowance as a % of Loans HFI 1.07 1.10 1.01
Net Charge-Offs as % of Average Loans HFI 0.22 0.23 0.24
Nonperforming Assets as % of Loans HFI and OREO 0.25 0.23 0.17
Nonperforming Assets as % of Total Assets 0.16% 0.15% 0.10%
STOCK PERFORMANCE
High

$ 31.34 $ 32.56 $ 36.86
Low 26.59 26.12 28.18
Close $ 27.70 $ 29.43 $ 29.31
Average Daily Trading Volume 31,023 33,297 41,737
(1)

Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP,

refer to Page 6.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2024 2023
(Dollars in thousands) First Quarter Fourth Quarter Third Quarter Second Quarter First Quarter
ASSETS
Cash and Due From Banks $ 73,642 $ 83,118 $ 72,379 $ 83,679 $ 84,549
Funds Sold and Interest Bearing Deposits 231,047 228,949 95,119 285,129 303,403
Total Cash and Cash Equivalents 304,689 312,067 167,498 368,808 387,952
Investment Securities Available for Sale 327,338 337,902 334,052 386,220 402,943
Investment Securities Held to Maturity 603,386 625,022 632,076 641,398 651,755
Other Equity Securities 3,445 3,450 3,585 1,703 1,883

Total Investment Securities
934,169 966,374 969,713 1,029,321 1,056,581
Loans Held for Sale

24,705 28,211 34,013 44,659 28,475
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 218,298 225,190 221,704 227,219 236,263
Real Estate - Construction 202,692 196,091 197,526 226,404 253,903
Real Estate - Commercial 823,690 825,456 828,234 831,285 798,438
Real Estate - Residential 1,012,791 1,001,257 966,512 893,384 847,697
Real Estate - Home Equity 214,617 210,920 203,606 203,142 206,931
Consumer 254,168 270,994 285,122 295,646 305,324
Other Loans 3,789 2,962 1,401 5,425 7,660
Overdrafts 1,127 1,048 1,076 1,007 931
Total Loans Held for Investment 2,731,172 2,733,918 2,705,181 2,683,512 2,657,147
Allowance for Credit Losses (29,329) (29,941) (29,083) (28,243) (26,808)
Loans Held for Investment, Net 2,701,843 2,703,977 2,676,098 2,655,269 2,630,339
Premises and Equipment, Net 81,452 81,266 81,677 82,062 82,055
Goodwill and Other Intangibles 92,893 92,933 92,973 93,013 93,053
Other Real Estate Owned 1 1 1 1 13
Other Assets 120,170 119,648 116,314 118,073 123,294
Total Other Assets 294,516 293,848 290,965 293,149 298,415
Total Assets $ 4,259,922 $ 4,304,477 $ 4,138,287 $ 4,391,206 $ 4,401,762
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,361,939 $ 1,377,934 $ 1,472,165 $ 1,520,134 $ 1,601,388
NOW Accounts 1,212,452 1,327,420 1,092,996 1,269,839 1,242,721
Money Market Accounts 398,308 319,319 304,323 321,743 271,880
Savings Accounts 530,782 547,634 571,003 590,245 617,310
Certificates of Deposit 151,320 129,515 99,958 86,905 90,621
Total Deposits 3,654,801 3,701,822 3,540,445 3,788,866 3,823,920
Repurchase Agreements 23,477 26,957 22,910 22,619 4,429
Other Short-Term Borrowings 8,409 8,384 18,786 28,054 22,203
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 265 315 364 414 463
Other Liabilities 65,181 66,080 75,585 77,192 85,878
Total Liabilities 3,805,020 3,856,445 3,710,977 3,970,032 3,989,780
Temporary Equity 6,588 7,407 7,604 8,752 8,722
SHAREOWNERS' EQUITY
Common Stock 169 170 170 170 170
Additional Paid-In Capital 34,861 36,326 36,182 36,853 37,512
Retained Earnings 435,364 426,275 418,030 408,771 397,654
Accumulated Other Comprehensive Loss, Net of Tax (22,080) (22,146) (34,676) (33,372) (32,076)
Total Shareowners' Equity 448,314 440,625 419,706 412,422 403,260
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,259,922 $ 4,304,477 $ 4,138,287 $ 4,391,206 $ 4,401,762
OTHER BALANCE SHEET DATA
Earning Assets $ 3,921,093 $ 3,957,452 $ 3,804,026 $ 4,042,621 $ 4,045,607
Interest Bearing Liabilities 2,377,900 2,412,431 2,163,227 2,372,706 2,302,514
Book Value Per Diluted Share $ 26.45 $ 25.92 $ 24.69 $ 24.21 $ 23.65
Tangible Book Value

Per Diluted Share
(1)
20.97 20.45 19.22 18.76 18.19
Actual Basic Shares Outstanding 16,929 16,950 16,958 16,992 17,022
Actual Diluted Shares Outstanding 16,947 17,001 16,998 17,025 17,050
(1)

Tangible book value per diluted share is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2024 2023
(Dollars in thousands, except per share data)
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
INTEREST INCOME
Loans, including Fees $ 40,683 $ 40,407 $ 39,344 $ 37,608 $ 34,891
Investment Securities 4,244 4,392 4,561 4,815 4,924
Federal Funds Sold and Interest Bearing Deposits 1,893 1,385 1,848 2,782 4,111
Total Interest Income 46,820 46,184 45,753 45,205 43,926
INTEREST EXPENSE
Deposits 7,594 5,872 5,214 4,008 2,488
Repurchase Agreements 201 199 190 115 9
Other Short-Term Borrowings 39 310 440 336 452
Subordinated Notes Payable 628 627 625 604 571
Other Long-Term Borrowings 3 5 4 5 6
Total Interest Expense 8,465 7,013 6,473 5,068 3,526
Net Interest Income 38,355 39,171 39,280 40,137 40,400
Provision for Credit Losses 920 2,025 2,393 2,197 3,099
Net Interest Income after Provision for Credit Losses 37,435 37,146 36,887 37,940 37,301
NONINTEREST INCOME
Deposit Fees 5,250 5,304 5,456 5,326 5,239
Bank Card Fees 3,620 3,713 3,684 3,795 3,726
Wealth Management Fees 4,682 4,276 3,984 4,149 3,928
Mortgage Banking Revenues 2,878 2,327 1,839 3,363 2,871
Other

1,667 1,537 1,765 3,334 1,994
Total Noninterest Income 18,097 17,157 16,728 19,967 17,758
NONINTEREST EXPENSE
Compensation 24,407 23,822 23,003 23,438 23,524
Occupancy, Net 6,994 7,098 6,980 6,820 6,762
Other

8,770 9,038 9,122 10,027 7,389
Total Noninterest Expense 40,171 39,958 39,105 40,285 37,675
OPERATING PROFIT 15,361 14,345 14,510 17,622 17,384
Income Tax Expense 3,536 2,909 3,004 3,417 3,710
Net Income 11,825 11,436 11,506 14,205 13,674
Pre-Tax Loss (Income) Attributable to Noncontrolling Interest 732 284 1,149 (31) 35
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 12,557 $ 11,720 $ 12,655 $ 14,174 $ 13,709
PER COMMON SHARE
Basic Net Income $ 0.74 $ 0.69 $ 0.75 $ 0.83 $ 0.81
Diluted Net Income 0.74 0.70 0.74 0.83 0.80
Cash Dividend

$ 0.21 $ 0.20 $ 0.20 $ 0.18 $ 0.18
AVERAGE

SHARES
Basic

16,951 16,947 16,985 17,002 17,016
Diluted

16,969 16,997 17,025 17,035 17,045

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2024 2023
(Dollars in thousands, except per share data)
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 29,941 $ 29,083 $ 28,243 $ 26,808 $ 25,068
Transfer from Other (Assets) Liabilities (50) 66 - - -
Provision for Credit Losses 932 2,354 1,993 1,922 3,260
Net Charge-Offs (Recoveries) 1,494 1,562 1,153 487 1,520
Balance at End of Period $ 29,329 $ 29,941 $ 29,083 $ 28,243 $ 26,808
As a % of Loans HFI 1.07% 1.10% 1.08% 1.05% 1.01%
As a % of Nonperforming Loans 431.46% 479.70% 619.58% 426.44% 584.18%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 3,191 $ 3,502 $ 3,120 $ 2,833 $ 2,989
Provision for Credit Losses

(70) (311) 382 287 (156)
Balance at End of Period
(1)
3,121 3,191 3,502 3,120 2,833
ACL - DEBT SECURITIES
Provision for Credit Losses

$ 58 $ (18) $ 18 $ (12) $ (5)
CHARGE-OFFS
Commercial, Financial and Agricultural $ 282 $ 217 $ 76 $ 54 $ 164
Real Estate - Commercial - - - - 120
Real Estate - Residential 17 79 - - -
Real Estate - Home Equity 76 - - 39 -
Consumer 1,550 1,689 1,340 993 1,732
Overdrafts 638 602 659 894 634
Total Charge-Offs $ 2,563 $ 2,587 $ 2,075 $ 1,980 $ 2,650
RECOVERIES
Commercial, Financial and Agricultural $ 41 $ 83 $ 28 $ 71 $ 95
Real Estate - Construction - - - 1 1
Real Estate - Commercial 204 16 17 11 8
Real Estate - Residential 37 34 30 132 57
Real Estate - Home Equity 24 17 53 131 25
Consumer 410 433 418 514 571
Overdrafts 353 442 376 633 373
Total Recoveries $ 1,069 $ 1,025 $ 922 $ 1,493 $ 1,130
NET CHARGE-OFFS (RECOVERIES) $ 1,494 $ 1,562 $ 1,153 $ 487 $ 1,520
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.22% 0.23% 0.17% 0.07% 0.24%
CREDIT QUALITY
Nonaccruing Loans $ 6,798 $ 6,242 $ 4,694 $ 6,623 $ 4,589
Other Real Estate Owned 1 1 1 1 13
Total Nonperforming Assets ("NPAs") $ 6,799 $ 6,243 $ 4,695 $ 6,624 $ 4,602
Past Due Loans 30-89 Days

$ 5,392 $ 6,854 $ 5,577 $ 4,207 $ 5,061
Classified Loans 22,305 22,203 21,812 14,973 12,179
Nonperforming Loans as a % of Loans HFI 0.25% 0.23% 0.17% 0.25% 0.17%
NPAs as a % of Loans HFI and Other Real Estate 0.25% 0.23% 0.17% 0.25% 0.17%
NPAs as a % of

Total Assets
0.16% 0.15% 0.11% 0.15% 0.10%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
First Quarter 2024 Fourth Quarter 2023 Third Quarter 2023 Second Quarter 2023 First Quarter 2023
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 27,314 $ 563 5.99% $ 49,790 $ 817 6.50% $ 62,768 $ 971 6.14% $ 54,350 800 5.90% $ 55,110 $ 644 4.74%
Loans Held for Investment
(1)
2,728,629 40,196 5.95 2,711,243 39,679 5.81 2,672,653 38,455 5.71 2,657,693 36,890 5.55 2,582,395 34,342 5.39
Investment Securities
Taxable Investment Securities 952,328 4,239 1.78 962,322 4,389 1.81 1,002,547 4,549 1.80 1,041,202 4,803 1.84 1,061,372 4,911 1.86
Tax-Exempt Investment Securities
(1)
856 9 4.34 862 7 4.32 2,456 17 2.66 2,656 17 2.47 2,840 18 2.36
Total Investment Securities 953,184 4,248 1.78 963,184 4,396 1.82 1,005,003 4,566 1.81 1,043,858 4,820 1.84 1,064,212 4,929 1.86
Federal Funds Sold and Interest Bearing Deposits 140,488 1,893 5.42 99,763 1,385 5.51 136,556 1,848 5.37 218,902 2,782 5.10 360,971 4,111 4.62
Total Earning Assets 3,849,615 $ 46,900 4.90% 3,823,980 $ 46,277 4.80% 3,876,980 $ 45,840 4.69% 3,974,803 $ 45,292 4.57% 4,062,688 $ 44,026 4.39%
Cash and Due From Banks 75,763 76,681 75,941 75,854 74,639
Allowance for Credit Losses (30,030) (29,998) (29,172) (27,893) (25,637)
Other Assets 295,275 296,114 295,106 297,837 300,175
Total Assets $ 4,190,623 $ 4,166,777 $ 4,218,855 $ 4,320,601 $ 4,411,865
LIABILITIES:
Noninterest Bearing Deposits $ 1,344,188 $ 1,416,825 $ 1,474,574 $ 1,539,877 $ 1,601,750
NOW Accounts 1,201,032 $ 4,497 1.51% 1,138,461 $ 3,696 1.29% 1,125,171 $ 3,489 1.23% 1,200,400 $ 3,038 1.01% 1,228,928 $ 2,152 0.71%
Money Market Accounts 353,591 1,985 2.26 318,844 1,421 1.77 322,623 1,294 1.59 288,466 747 1.04 267,573 208 0.31
Savings Accounts 539,374 188 0.14 557,579 202 0.14 579,245 200 0.14 602,848 120 0.08 629,388 76 0.05
Time Deposits 138,328 924 2.69 116,797 553 1.88 95,203 231 0.96 87,973 103 0.47 89,675 52 0.24
Total Interest Bearing Deposits 2,232,325 7,594 1.37 2,131,681 5,872 1.09 2,122,242 5,214 0.97 2,179,687 4,008 0.74 2,215,564 2,488 0.46
Total Deposits 3,576,513 7,594 0.85 3,548,506 5,872 0.66 3,596,816 5,214 0.58 3,719,564 4,008 0.43 3,817,314 2,488 0.26
Repurchase Agreements 25,725 201 3.14 26,831 199 2.94 25,356 190 2.98 17,888 115 2.58 9,343 9 0.37
Other Short-Term Borrowings 3,758 39 4.16 16,906 310 7.29 24,306 440 7.17 17,834 336 7.54 37,766 452 4.86
Subordinated Notes Payable 52,887 628 4.70 52,887 627 4.64 52,887 625 4.62 52,887 604 4.52 52,887 571 4.32
Other Long-Term Borrowings 281 3 4.80 336 5 4.72 387 4 4.73 431 5 4.80 480 6 4.80
Total Interest Bearing Liabilities 2,314,976 $ 8,465 1.47% 2,228,641 $ 7,013 1.25% 2,225,178 $ 6,473 1.15% 2,268,727 $ 5,068 0.90% 2,316,040 $ 3,526 0.62%
Other Liabilities 68,295 78,772 83,099 84,305 81,206
Total Liabilities 3,727,459 3,724,238 3,782,851 3,892,909 3,998,996
Temporary Equity 7,150 7,423 8,424 8,935 8,802
SHAREOWNERS' EQUITY: 456,014 435,116 427,580 418,757 404,067
Total Liabilities, Temporary

Equity and Shareowners' Equity
$ 4,190,623 $ 4,166,777 $ 4,218,855 $ 4,320,601 $ 4,411,865
Interest Rate Spread $ 38,435 3.43% $ 39,264 3.55% $ 39,367 3.54% $ 40,224 3.67% $ 40,500 3.77%
Interest Income and Rate Earned
(1)
46,900 4.90 46,277 4.80 45,840 4.69 45,292 4.57 44,026 4.39
Interest Expense and Rate Paid
(2)
8,465 0.88 7,013 0.73 6,473 0.66 5,068 0.51 3,526 0.35
Net Interest Margin $ 38,435 4.01% $ 39,264 4.07% $ 39,367 4.03% $ 40,224 4.06% $ 40,500 4.04%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.